UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 5, 2015

Rockwell Collins, Inc.
(Exact name of registrant as specified in iCs charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Rd NE		52498
Cedar Rapids, Iowa		(Zip Code)
(Address of principal executive officers)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 5, 2015, our shareowners approved the Rockwell Collins, Inc. 2015 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors on November 18, 2014 and was subject to approval by the shareowners. The Plan is described in our proxy statement for the 2015 Annual Meeting of Shareowners and a copy of the Plan is attached thereto and incorporated herein by reference. The Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalent rights and other awards. The Plan reserves 11,000,000 shares of the Corporation’s common stock for issuance as awards, with each share issued pursuant to an award of restricted stock, restricted stock units, performance shares and performance units counting as 3.55 shares against this limit. The Plan terminates on February 5, 2025; however, awards granted before that date will continue to be effective in accordance with their terms and conditions.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Company's 2015 Annual Meeting of Shareowners on February 5, 2015, of the 132,945,592 shares outstanding and entitled to vote, 141,260,509.863 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Proposal No. 1: All of the nominees for director were elected to serve until the Company's 2018
Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
A.J. Carbone	88,794,773.268	2,035,392.595	23,430,344
R.K. Ortberg	89,123,037.436	1,707,128.427	23,430,344
C.L. Shavers	88,788,343.169	2,041,822.694	23,430,344

Proposal No. 2: The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers and related disclosures, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
87,628,737.744	2,343,978.349	857,449.770	23,430,344

Proposal No. 3: The appointment of Deloitte & Touche LLP as the Company's auditors for fiscal
2015 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain
112,636,983.461	1,103,827.937	519,698.465

Proposal No. 4: The shareowners approved the 2015 Long-Term Incentives Plan as reflected by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
84,868,380.696	5,307,871.068	653,914.099	23,430,344

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)

Dated: February 9, 2015

By:     /s/ Robert J. Perna
Robert J. Perna
Senior Vice President
General Counsel and Secretary